Exhibit 1.1

Execution Version

UNDERWRITING AGREEMENT

February 24, 2025

Chevron U.S.A. Inc.

1400 Smith Street

Houston, Texas 77002

(832) 854-1000

Chevron Corporation

1400 Smith Street

Houston, Texas 77002

(832) 854-1000

Ladies and Gentlemen:

The underwriters listed on Schedule I hereto (the “Underwriters”), for whom Barclays Capital Inc., BofA Securities, Inc. and J.P. Morgan Securities LLC are acting as representatives (the “Representatives”), understand that Chevron U.S.A. Inc., a Pennsylvania corporation (“CUSA”), proposes to issue and sell its 4.405% Notes Due 2027 in the aggregate principal amount of $750,000,000 (the “2027 Fixed Rate Notes”), its Floating Rate Notes Due 2027 in the aggregate principal amount of $750,000,000 (the “2027 Floating Rate Notes”, its 4.475% Notes Due 2028 in the aggregate principal amount of $1,000,000,000 (the “2028 Fixed Rate Notes”), its Floating Rate Notes Due 2028 in the aggregate principal amount of $500,000,000 (the “2028 Floating Rate Notes”), its 4.687% Notes Due 2030 in the aggregate principal amount of $1,100,000,000 (the “2030 Fixed Rate Notes”), its 4.819% Notes Due 2032 in the aggregate principal amount of $650,000,000 (the “2032 Fixed Rate Notes”) and its 4.980% Notes Due 2035 in the aggregate principal amount of $750,000,000 (the “2035 Fixed Rate Notes” and, together with the 2027 Fixed Rate Notes, the 2027 Floating Rate Notes, the 2028 Fixed Rate Notes, the 2028 Floating Rate Notes, the 2030 Fixed Rate Notes and the 2032 Fixed Rate Notes, the “Notes”), which Notes are fully and unconditionally guaranteed (the “Guarantees”) by Chevron Corporation, a Delaware corporation (the “Guarantor”). Subject to the terms and conditions set forth or incorporated by reference herein, CUSA will sell, the Guarantor will guarantee, and each of the Underwriters will, severally but not jointly, purchase the principal amount of the 2027 Fixed Rate Notes, the 2027 Floating Rate Notes, the 2028 Fixed Rate Notes, the 2028 Floating Rate Notes, the 2030 Fixed Rate Notes, the 2032 Fixed Rate Notes and the 2035 Fixed Rate Notes set forth opposite its name in Schedule I hereto, at a purchase price equal to 99.890% of the principal amount of the 2027 Fixed Rate Notes, 99.890% of the principal amount of the 2027 Floating Rate Notes, 99.860% of the principal amount of the 2028 Fixed Rate Notes, 99.860% of the principal amount of the 2028 Floating Rate Notes, 99.841% of the principal amount of the 2030 Fixed Rate Notes, 99.820% of the principal amount of the 2032 Fixed Rate Notes and 99.790% of the principal amount of the 2035 Fixed Rate Notes, plus interest accrued thereon, if any, from February 26, 2025, in each case, to the date of payment therefor and delivery thereof.

On February 26, 2025, the Underwriters will pay for the Notes upon delivery and release thereof to The Depository Trust Company at 8:30 a.m. New York time by wire transfer of immediately available funds to CUSA, or at such other time, not later than March 5, 2025 as shall be jointly designated by the Underwriters and CUSA.

Each of the Notes shall have the terms set forth in the Indenture dated as of August 12, 2020 (the “Indenture”), as supplemented by the Third Supplemental Indenture dated as of February 26, 2025, each being among CUSA, the Guarantor and Deutsche Bank Trust Company Americas, as Trustee; the Prospectus dated November 7, 2024; the Preliminary Prospectus Supplement dated February 24, 2025; and the applicable Final Term Sheets attached hereto as Schedule II.

The Applicable Time for the purposes of this Underwriting Agreement shall be 7:30 p.m., New York time, on February 24, 2025.

Except as otherwise provided herein, the provisions contained in the document entitled “Chevron U.S.A. Inc. Debt Securities, Guaranteed by Chevron Corporation, Underwriting Standard Provisions,” a copy of which is attached hereto, are incorporated herein.

Notwithstanding any other term of this Underwriting Agreement or any other agreements, arrangements, or understanding among the Underwriters, CUSA and the Guarantor, CUSA and the Guarantor each acknowledges, accepts, and agrees to be bound by: (i) the effect of the exercise of Bail-in Powers (as hereinafter defined) by the Relevant Resolution Authority (as hereinafter defined) in relation to any BRRD Liability (as hereinafter defined) of the Underwriters to CUSA and the Guarantor under this Underwriting Agreement, that (without limitation) may include and result in any of the following, or some combination thereof: (a) the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon; (b) the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the Underwriters or another person (and the issue to or conferral on CUSA and the Guarantor of such shares, securities or obligations); (c) the cancellation of the BRRD Liability; or (d) the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and (ii) the variation of the terms of this Underwriting Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority. As used in this paragraph, “Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time; “Bail-in Powers” means any Write-down and Conversion Powers as defined in relation to the relevant Bail-in Legislation; “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms; “EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com/; “BRRD Liability” has the same meaning as in such laws, regulations, rules or requirements implementing the BRRD under the applicable Bail-in Legislation; and “Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to the Underwriters.

Notwithstanding any other term of this Underwriting Agreement or any other agreements, arrangements, or understanding among the Underwriters, CUSA and the Guarantor, CUSA and the Guarantor each acknowledges, accepts, and agrees to be bound by: (i) the effect of the exercise of UK Bail-in Powers (as hereinafter defined) by the Relevant UK Resolution Authority (as hereinafter defined) in relation to any UK Bail-in Liability (as hereinafter defined) of the Underwriters to the other parties under this Underwriting Agreement, that (without limitation) may include and result in any of the following, or some combination thereof: (a) the reduction of all, or a portion, of the UK Bail-in Liability or outstanding amounts due thereon; (b) the conversion of all, or a portion, of the UK Bail-in Liability into shares, other securities or other obligations of the Underwriters or another person (and the issue to or conferral on CUSA and the Guarantor of such shares, securities or obligations); (c) the cancellation of the UK Bail-in Liability; or (d) the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and (ii) the variation of the terms of this Underwriting Agreement, as deemed necessary by the Relevant UK Resolution Authority, to give effect to the exercise of UK Bail-in Powers by the Relevant UK Resolution Authority. As used in this paragraph, “UK Bail-in Powers” means the powers under the UK Bail-in Legislation (as hereinafter defined) to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or affiliate of a bank or investment firm, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability; “UK Bail-in Legislation” means Part I of the UK Banking Act 2009 and any other law or regulation applicable in the UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings); “UK Bail-in Liability” means a liability in respect of which the UK Bail-in Powers may be exercised; and “Relevant UK Resolution Authority” means the Bank of England or any other authority with the ability to exercise a UK Bail-in Power.

Each Underwriter hereby represents and agrees that it has not offered, sold or otherwise made available, and will not offer, sell or otherwise make available, any Notes to any retail investor in the European Economic Area. For the purposes of this provision:

a)	the expression “retail investor” means a person who is one (or more) of the following

i.	a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or

ii.

a customer within the meaning of Directive (EU) 2016/97 (as amended, the “Insurance Distribution Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or

iii.	not a qualified investor as defined in Regulation (EU) 2017/1129 (as amended, the “Prospectus Regulation”); and

the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes.

Each Underwriter hereby represents and agrees that it has not offered, sold or otherwise made available, and will not offer, sell or otherwise make available, any Notes to any retail investor in the United Kingdom. For the purposes of this provision:

a)	the expression “retail investor” means a person who is one (or more) of the following:

i.	a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or

ii.

a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (“FSMA”) of the United Kingdom and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or

iii.	not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the EUWA; and

the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes.

Each Underwriter hereby represents that, in connection with the distribution of the Notes, it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of FSMA) received by it in connection with the issue or sale of the Notes or any investments representing the Notes in circumstances in which Section 21(1) of the FSMA does not apply to CUSA and that it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.

Each Underwriter hereby represents that it has not offered or sold, and will not offer or sell, any Notes by means of any document other than (i) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571 of the Laws of Hong Kong) (the “SFO”) and any rules made thereunder or (ii) in other circumstances which do not result in the document being a “prospectus” as defined in the

Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap. 32 of the Laws of Hong Kong) (the “C(WUMP)O”) or which do not constitute an offer to the public within the meaning of the C(WUMP)O. No advertisement, invitation or document relating to the Notes has been or will be issued or has been or will be in the possession of any person for the purposes of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to the Notes which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” as defined in the SFO and any rules made thereunder.

The Notes have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the “Financial Instruments and Exchange Law”) and each Underwriter hereby represents and agrees that it will not offer or sell any Notes, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

Each Underwriter hereby agrees that it will not offer, sell or deliver any of the Notes in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its resale of the Notes in such jurisdictions. Each Underwriter understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Underwriter agrees not to cause any advertisement of the Notes to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Notes, except in any such case with the prior express written consent of CUSA, the Guarantor and of the Representatives and then only at its own risk and expense.

Please confirm your agreement by executing a copy of this Underwriting Agreement in the space set forth below and returning the signed copy to the Undersigned.

This Underwriting Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature page follows]

Very truly yours,

BARCLAYS CAPITAL INC., BOFA SECURITIES, INC. and J.P. MORGAN SECURITIES LLC, as Representatives of the Underwriters

BARCLAYS CAPITAL INC.

By:	/s/ John Lembeck
Name:	John Lembeck
Title:	Managing Director

BOFA SECURITIES, INC.

By:	/s/ Kevin Wehler
Name:	Kevin Wehler
Title:	Managing Director

J.P. MORGAN SECURITIES LLC

By:	/s/ Som Bhattacharyya
Name:	Som Bhattacharyya
Title:	Executive Director

Accepted:

CHEVRON U.S.A. INC.

By:	/s/ Martin E. Garrett
Name:	Martin E. Garrett
Title:	Assistant Treasurer

CHEVRON CORPORATION

By:	/s/ Wayne P. Borduin
Name:	Wayne P. Borduin
Title:	Assistant Treasurer

[Signature Page to the Underwriting Agreement]

SCHEDULE I

Underwriter	Principal Amount of 2027 Fixed Rate Notes	Principal Amount of 2027 Floating Rate Notes	Principal Amount of 2028 Fixed Rate Notes	Principal Amount of 2028 Floating Rate Notes	Principal Amount of 2030 Fixed Rate Notes	Principal Amount of 2032 Fixed Rate Notes	Principal Amount of 2035 Fixed Rate Notes
Barclays Capital Inc.	$107,500,000	$107,500,000	$143,334,000	$71,666,000	$157,667,000	$93,167,000	$107,500,000
BofA Securities, Inc.	107,500,000	107,500,000	143,333,000	71,667,000	157,667,000	93,166,000	107,500,000
J.P. Morgan Securities LLC	107,500,000	107,500,000	143,333,000	71,667,000	157,666,000	93,167,000	107,500,000
Citigroup Global Markets Inc.	45,000,000	45,000,000	60,000,000	30,000,000	66,000,000	39,000,000	45,000,000
Goldman Sachs & Co. LLC	45,000,000	45,000,000	60,000,000	30,000,000	66,000,000	39,000,000	45,000,000
HSBC Securities (USA) Inc.	45,000,000	45,000,000	60,000,000	30,000,000	66,000,000	39,000,000	45,000,000
Morgan Stanley & Co. LLC	45,000,000	45,000,000	60,000,000	30,000,000	66,000,000	39,000,000	45,000,000
MUFG Securities Americas Inc.	45,000,000	45,000,000	60,000,000	30,000,000	66,000,000	39,000,000	45,000,000
Standard Chartered Bank	45,000,000	45,000,000	60,000,000	30,000,000	66,000,000	39,000,000	45,000,000
Mizuho Securities USA LLC	26,250,000	26,250,000	35,000,000	17,500,000	38,500,000	22,750,000	26,250,000
Scotia Capital (USA) Inc.	26,250,000	26,250,000	35,000,000	17,500,000	38,500,000	22,750,000	26,250,000
Deutsche Bank Securities Inc.	18,750,000	18,750,000	25,000,000	12,500,000	27,500,000	16,250,000	18,750,000
SMBC Nikko Securities America, Inc.	18,750,000	18,750,000	25,000,000	12,500,000	27,500,000	16,250,000	18,750,000
Loop Capital Markets LLC	15,000,000	15,000,000	20,000,000	10,000,000	22,000,000	13,000,000	15,000,000
Santander US Capital Markets LLC	15,000,000	15,000,000	20,000,000	10,000,000	22,000,000	13,000,000	15,000,000
BBVA Securities Inc.	11,250,000	11,250,000	15,000,000	7,500,000	16,500,000	9,750,000	11,250,000
Intesa Sanpaolo IMI Securities Corp.	11,250,000	11,250,000	15,000,000	7,500,000	16,500,000	9,750,000	11,250,000
The Standard Bank of South Africa Limited	7,500,000	7,500,000	10,000,000	5,000,000	11,000,000	6,500,000	7,500,000
U.S. Bancorp Investments, Inc.	7,500,000	7,500,000	10,000,000	5,000,000	11,000,000	6,500,000	7,500,000
Total	$750,000,000	$750,000,000	$1,000,000,000	$500,000,000	$1,100,000,000	$650,000,000	$750,000,000

SCHEDULE II

Final Term Sheet

Chevron U.S.A. Inc.

4.405% Notes Due 2027

Fully and unconditionally guaranteed by Chevron Corporation

Dated February 24, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$750,000,000

Maturity Date:	February 26, 2027

Coupon:	4.405%

Interest Payment Dates:	February 26 and August 26 of each year, commencing August 26, 2025

Benchmark Treasury:	4.125% due January 31, 2027

Benchmark Treasury Yield:	4.175%

Spread to Benchmark Treasury:	23 bps

Yield to Maturity:	4.405%

Price to Public:	Per Note: 100.000%; Total: $750,000,000

Aggregate Net Proceeds (Before Expenses):	$749,175,000

Optional Redemption:	Make-whole call: At the Treasury Rate (as defined in the preliminary prospectus supplement dated February 24, 2025 related to the Notes) plus 5 bps, plus accrued and unpaid interest

Trade Date:	February 24, 2025

Settlement Date:	February 26, 2025 (T+2)

CUSIP / ISIN:	166756AZ9 / US166756AZ95

Concurrent Debt Offerings:	The issuer is also offering $750,000,000 of its Floating Rate Notes Due 2027, $1,000,000,000 of its 4.475% Notes Due 2028, $500,000,000 of its Floating Rate Notes Due 2028, $1,100,000,000 of its 4.687% Notes Due 2030, $650,000,000 of its 4.819% Notes Due 2032 and $750,000,000 of its 4.980% Notes Due 2035 for total additional net proceeds (before expenses) for such concurrent debt offerings of $4,742,581,000

Joint Book-Running Managers:

Barclays Capital Inc.

BofA Securities, Inc.

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

HSBC Securities (USA) Inc.

Morgan Stanley & Co. LLC

MUFG Securities Americas Inc.

Standard Chartered Bank

Co-Managers:

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Deutsche Bank Securities Inc.

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Santander US Capital Markets LLC

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and J.P. Morgan Securities LLC collect at 1-212-834-4533.

We expect that delivery of the notes will be made to investors on or about February 26, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Final Term Sheet

Chevron U.S.A. Inc.

Floating Rate Notes Due 2027

Fully and unconditionally guaranteed by Chevron Corporation

Dated February 24, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$750,000,000

Maturity Date:	February 26, 2027

Interest Payment Dates:	February 26, May 26, August 26 and November 26 of each year, commencing May 27, 2025

Interest Rate:	Compounded SOFR (as defined under “Description of the Notes— Interest—Floating Rate Notes” in the preliminary prospectus supplement dated February 24, 2025) plus 36 bps

Interest Reset Dates:	Each Floating Rate Interest Payment Date

Interest Determination Date:	The second U.S. Government Securities Business Day preceding each Floating Rate Interest Payment Date

U.S. Government Securities Business Day:	As defined under “Description of the Notes—Interest—Floating Rate Notes” in the preliminary prospectus supplement dated February 24, 2025

Interest Period:	The period from and including a Floating Rate Interest Payment Date (or, in the case of the initial Interest Period, the Settlement Date) to, but excluding, the immediately succeeding Floating Rate Interest Payment Date (such succeeding Floating Rate Interest Payment Date, the “Latter Floating Rate Interest Payment Date”); provided that the final interest period for the Floating Rate Notes will be the period from and including the Floating Rate Interest Payment Date immediately preceding the maturity date of the Floating Rate Notes to, but excluding, the maturity date

Observation Period:	The period from and including second U.S. Government Securities Business Days preceding the first date of such relevant Interest Period to but excluding second U.S. Government Securities Business Days preceding the Latter Floating Rate Interest Payment Date for such Interest Period; provided that the first Observation Period shall be the period from and including second U.S. Government Securities Business Days preceding the settlement date of the Floating Rate Notes to, but excluding, the second U.S. Government Securities Business Days preceding the first Floating Rate Interest Payment Date

Day Count Convention:	Actual/360

Calculation Agent:	Deutsche Bank Trust Company Americas, or its successor appointed by the Company

Price to Public:	Per Note: 100.000%; Total: $750,000,000

Aggregate Net Proceeds (Before Expenses):	$749,175,000

Redemption:	The Floating Rate Notes Due 2027 shall not be redeemable prior to their maturity

Trade Date:	February 24, 2025

Settlement Date:	February 26, 2025 (T+2)

CUSIP / ISIN:	166756BA3 / US166756BA36

Concurrent Debt Offerings:	The issuer is also offering $750,000,000 of its 4.405% Notes Due 2027, $1,000,000,000 of its 4.475% Notes Due 2028, $500,000,000 of its Floating Rate Notes Due 2028, $1,100,000,000 of its 4.687% Notes Due 2030, $650,000,000 of its 4.819% Notes Due 2032 and $750,000,000 of its 4.980% Notes Due 2035 for total additional net proceeds (before expenses) for such concurrent debt offerings of $4,742,581,000

Joint Book-Running Managers:

Barclays Capital Inc.

BofA Securities, Inc.

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

HSBC Securities (USA) Inc.

Morgan Stanley & Co. LLC

MUFG Securities Americas Inc.

Standard Chartered Bank

Co-Managers:

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Deutsche Bank Securities Inc.

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Santander US Capital Markets LLC

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and J.P. Morgan Securities LLC collect at 1-212-834-4533.

We expect that delivery of the notes will be made to investors on or about February 26, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Final Term Sheet

Chevron U.S.A. Inc.

4.475% Notes Due 2028

Fully and unconditionally guaranteed by Chevron Corporation

Dated February 24, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$1,000,000,000

Maturity Date:	February 26, 2028

Coupon:	4.475%

Interest Payment Dates:	February 26 and August 26 of each year, commencing August 26, 2025

Benchmark Treasury:	4.250% due February 15, 2028

Benchmark Treasury Yield:	4.175%

Spread to Benchmark Treasury:	30 bps

Yield to Maturity:	4.475%

Price to Public:	Per Note: 100.000%; Total: $1,000,000,000

Aggregate Net Proceeds (Before Expenses):	$998,600,000

Optional Redemption:

Prior to the Par Call Date for the Notes, make-whole call at the greater of 100% of the principal amount of the Notes to be redeemed and the discounted present value through the Par Call Date at the Treasury Rate (as defined in the preliminary prospectus supplement dated February 24, 2025 related to the Notes) plus 5 bps, plus accrued and unpaid interest

On or after the Par Call Date, par call plus accrued and unpaid interest

Par Call Date	January 26, 2028

Trade Date:	February 24, 2025

Settlement Date:	February 26, 2025 (T+2)

CUSIP / ISIN:	166756BB1 / US166756BB19

Concurrent Debt Offerings:	The issuer is also offering $750,000,000 of its 4.405% Notes Due 2027, $750,000,000 of its Floating Rate Notes Due 2027, $500,000,000 of its Floating Rate Notes Due 2028, $1,100,000,000 of its 4.687% Notes Due 2030, $650,000,000 of its 4.819% Notes Due 2032 and $750,000,000 of its 4.980% Notes Due 2035 for total additional net proceeds (before expenses) for such concurrent debt offerings of $4,493,156,000

Joint Book-Running Managers:

Barclays Capital Inc.

BofA Securities, Inc.

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

HSBC Securities (USA) Inc.

Morgan Stanley & Co. LLC

MUFG Securities Americas Inc.

Standard Chartered Bank

Co-Managers:

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Deutsche Bank Securities Inc.

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Santander US Capital Markets LLC

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and J.P. Morgan Securities LLC collect at 1-212-834-4533.

We expect that delivery of the notes will be made to investors on or about February 26, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Final Term Sheet

Chevron U.S.A. Inc.

Floating Rate Notes Due 2028

Fully and unconditionally guaranteed by Chevron Corporation

Dated February 24, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$500,000,000

Maturity Date:	February 26, 2028

Interest Payment Dates:	February 26, May 26, August 26 and November 26 of each year, commencing May 27, 2025

Interest Rate:	Compounded SOFR (as defined under “Description of the Notes— Interest—Floating Rate Notes” in the preliminary prospectus supplement dated February 24, 2025) plus 47 bps

Interest Reset Dates:	Each Floating Rate Interest Payment Date

Interest Determination Date:	The second U.S. Government Securities Business Day preceding each Floating Rate Interest Payment Date

U.S. Government Securities Business Day:	As defined under “Description of the Notes—Interest—Floating Rate Notes” in the preliminary prospectus supplement dated February 24, 2025

Interest Period:	The period from and including a Floating Rate Interest Payment Date (or, in the case of the initial Interest Period, the Settlement Date) to, but excluding, the immediately succeeding Floating Rate Interest Payment Date (such succeeding Floating Rate Interest Payment Date, the “Latter Floating Rate Interest Payment Date”); provided that the final interest period for the Floating Rate Notes will be the period from and including the Floating Rate Interest Payment Date immediately preceding the maturity date of the Floating Rate Notes to, but excluding, the maturity date

Observation Period:	The period from and including second U.S. Government Securities Business Days preceding the first date of such relevant Interest Period to but excluding second U.S. Government Securities Business Days preceding the Latter Floating Rate Interest Payment Date for such Interest Period; provided that the first Observation Period shall be the period from and including second U.S. Government Securities Business Days preceding the settlement date of the Floating Rate Notes to, but excluding, the second U.S. Government Securities Business Days preceding the first Floating Rate Interest Payment Date

Day Count Convention:	Actual/360

Calculation Agent:	Deutsche Bank Trust Company Americas, or its successor appointed by the Company

Price to Public:	Per Note: 100.000%; Total: $500,000,000

Aggregate Net Proceeds (Before Expenses):	$499,300,000

Redemption:	The Floating Rate Notes Due 2028 shall not be redeemable prior to their maturity

Trade Date:	February 24, 2025

Settlement Date:	February 26, 2025 (T+2)

CUSIP / ISIN:	166756BC9 / US166756BC91

Concurrent Debt Offerings:	The issuer is also offering $750,000,000 of its 4.405% Notes Due 2027, $750,000,000 of its Floating Rate Notes Due 2027, $1,000,000,000 of its 4.475% Notes Due 2028, $1,100,000,000 of its 4.687% Notes Due 2030, $650,000,000 of its 4.819% Notes Due 2032 and $750,000,000 of its 4.980% Notes Due 2035 for total additional net proceeds (before expenses) for such concurrent debt offerings of $4,992,456,000

Joint Book-Running Managers:

Barclays Capital Inc.

BofA Securities, Inc.

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

HSBC Securities (USA) Inc.

Morgan Stanley & Co. LLC

MUFG Securities Americas Inc.

Standard Chartered Bank

Co-Managers:

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Deutsche Bank Securities Inc.

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Santander US Capital Markets LLC

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and J.P. Morgan Securities LLC collect at 1-212-834-4533.

We expect that delivery of the notes will be made to investors on or about February 26, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Final Term Sheet

Chevron U.S.A. Inc.

4.687% Notes Due 2030

Fully and unconditionally guaranteed by Chevron Corporation

Dated February 24, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$1,100,000,000

Maturity Date:	April 15, 2030

Coupon:	4.687%

Interest Payment Dates:	April 15 and October 15 of each year, commencing October 15, 2025

Benchmark Treasury:	4.250% due January 31, 2030

Benchmark Treasury Yield:	4.237%

Spread to Benchmark Treasury:	45 bps

Yield to Maturity:	4.687%

Price to Public:	Per Note: 99.991%; Total: $1,099,901,000

Aggregate Net Proceeds (Before Expenses):	$1,098,251,000

Optional Redemption:

Prior to the Par Call Date for the Notes, make-whole call at the greater of 100% of the principal amount of the Notes to be redeemed and the discounted present value through the Par Call Date at the Treasury Rate (as defined in the preliminary prospectus supplement dated February 24, 2025 related to the Notes) plus 10 bps, plus accrued and unpaid interest

On or after the Par Call Date, par call plus accrued and unpaid interest

Par Call Date	March 15, 2030

Trade Date:	February 24, 2025

Settlement Date:	February 26, 2025 (T+2)

CUSIP / ISIN:	166756BD7 / US166756BD74

Concurrent Debt Offerings:	The issuer is also offering $750,000,000 of its 4.405% Notes Due 2027, $750,000,000 of its Floating Rate Notes Due 2027, $1,000,000,000 of its 4.475% Notes Due 2028, $500,000,000 of its Floating Rate Notes Due 2028, $650,000,000 of its 4.819% Notes Due 2032 and $750,000,000 of its 4.980% Notes Due 2035 for total additional net proceeds (before expenses) for such concurrent debt offerings of $4,393,505,000

Joint Book-Running Managers:

Barclays Capital Inc.

BofA Securities, Inc.

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

HSBC Securities (USA) Inc.

Morgan Stanley & Co. LLC

MUFG Securities Americas Inc.

Standard Chartered Bank

Co-Managers:

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Deutsche Bank Securities Inc.

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Santander US Capital Markets LLC

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and J.P. Morgan Securities LLC collect at 1-212-834-4533.

We expect that delivery of the notes will be made to investors on or about February 26, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Final Term Sheet

Chevron U.S.A. Inc.

4.819% Notes Due 2032

Fully and unconditionally guaranteed by Chevron Corporation

Dated February 24, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$650,000,000

Maturity Date:	April 15, 2032

Coupon:	4.819%

Interest Payment Dates:	April 15 and October 15 of each year, commencing October 15, 2025

Benchmark Treasury:	4.375% due January 31, 2032

Benchmark Treasury Yield:	4.319%

Spread to Benchmark Treasury:	50 bps

Yield to Maturity:	4.819%

Price to Public:	Per Note: 99.990%; Total: $649,935,000

Aggregate Net Proceeds (Before Expenses):	$648,830,000

Optional Redemption:

Prior to the Par Call Date for the Notes, make-whole call at the greater of 100% of the principal amount of the Notes to be redeemed and the discounted present value through the Par Call Date at the Treasury Rate (as defined in the preliminary prospectus supplement dated February 24, 2025 related to the Notes) plus 10 bps, plus accrued and unpaid interest

On or after the Par Call Date, par call plus accrued and unpaid interest

Par Call Date	February 15, 2032

Trade Date:	February 24, 2025

Settlement Date:	February 26, 2025 (T+2)

CUSIP / ISIN:	166756BE5 / US166756BE57

Concurrent Debt Offerings:	The issuer is also offering $750,000,000 of its 4.405% Notes Due 2027, $750,000,000 of its Floating Rate Notes Due 2027, $1,000,000,000 of its 4.475% Notes Due 2028, $500,000,000 of its Floating Rate Notes Due 2028, $1,100,000,000 of its 4.687% Notes Due 2030 and $750,000,000 of its 4.980% Notes Due 2035 for total additional net proceeds (before expenses) for such concurrent debt offerings of $4,842,926,000

Joint Book-Running Managers:

Barclays Capital Inc.

BofA Securities, Inc.

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

HSBC Securities (USA) Inc.

Morgan Stanley & Co. LLC

MUFG Securities Americas Inc.

Standard Chartered Bank

Co-Managers:

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Deutsche Bank Securities Inc.

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Santander US Capital Markets LLC

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and J.P. Morgan Securities LLC collect at 1-212-834-4533.

We expect that delivery of the notes will be made to investors on or about February 26, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Final Term Sheet

Chevron U.S.A. Inc.

4.980% Notes Due 2035

Fully and unconditionally guaranteed by Chevron Corporation

Dated February 24, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$750,000,000

Maturity Date:	April 15, 2035

Coupon:	4.980%

Interest Payment Dates:	April 15 and October 15 of each year, commencing October 15, 2025

Benchmark Treasury:	4.625% due February 15, 2035

Benchmark Treasury Yield:	4.400%

Spread to Benchmark Treasury:	58 bps

Yield to Maturity:	4.980%

Price to Public:	Per Note: 99.990%; Total: $749,925,000

Aggregate Net Proceeds (Before Expenses):	$748,425,000

Optional Redemption:

Prior to the Par Call Date for the Notes, make-whole call at the greater of 100% of the principal amount of the Notes to be redeemed and the discounted present value through the Par Call Date at the Treasury Rate (as defined in the preliminary prospectus supplement dated February 24, 2025 related to the Notes) plus 10 bps, plus accrued and unpaid interest

On or after the Par Call Date, par call plus accrued and unpaid interest

Par Call Date	January 15, 2035

Trade Date:	February 24, 2025

Settlement Date:	February 26, 2025 (T+2)

CUSIP / ISIN:	166756BF2 / US166756BF23

Concurrent Debt Offerings:	The issuer is also offering $750,000,000 of its 4.405% Notes Due 2027, $750,000,000 of its Floating Rate Notes Due 2027, $1,000,000,000 of its 4.475% Notes Due 2028, $500,000,000 of its Floating Rate Notes Due 2028, $1,100,000,000 of its 4.687% Notes Due 2030 and $650,000,000 of its 4.819% Notes Due 2032 for total additional net proceeds (before expenses) for such concurrent debt offerings of $4,743,331,000

Joint Book-Running Managers:

Barclays Capital Inc.

BofA Securities, Inc.

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

HSBC Securities (USA) Inc.

Morgan Stanley & Co. LLC

MUFG Securities Americas Inc.

Standard Chartered Bank

Co-Managers:

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Deutsche Bank Securities Inc.

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Santander US Capital Markets LLC

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and J.P. Morgan Securities LLC collect at 1-212-834-4533.

We expect that delivery of the notes will be made to investors on or about February 26, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

CHEVRON U.S.A. INC.

DEBT SECURITIES, GUARANTEED BY CHEVRON CORPORATION,

UNDERWRITING AGREEMENT STANDARD PROVISIONS

From time to time, Chevron U.S.A. Inc., a Pennsylvania corporation (“CUSA”), may enter into one or more underwriting agreements that provide for the sale of certain debt securities (the “Debt Securities”), to the purchaser or purchasers named therein (collectively, the “Underwriters”), which Debt Securities will be fully and unconditionally guaranteed (the “Guarantees” and, together with the Debt Securities, the “Securities”) by Chevron Corporation, a Delaware corporation (the “Guarantor”). The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (the “Underwriting Agreement”). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as this “Agreement.” Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. Capitalized terms not otherwise defined in this Agreement shall have the respective meanings given them in the Indenture (as hereinafter defined).

The terms governing the issuance and sale of any particular series of Securities shall be as provided in the applicable Underwriting Agreement (with respect to each Underwriting Agreement, such series of Securities are herein referred to as the “Designated Securities”) and in the Indenture (the “Indenture”) dated as of August 12, 2020, as supplemented by the Third Supplemental Indenture dated as of February 26, 2025, as applicable, each being among CUSA, the Guarantor and Deutsche Bank Trust Company Americas, as Trustee (the “Trustee”).

Section 1. Issuance of Designated Securities. Sales of the Designated Securities may be made from time to time to the Underwriters of the Designated Securities. Any firm or firms designated as the representative or representatives, as the case may be, of the Underwriters of the Designated Securities in the Underwriting Agreement relating thereto will act as the representative or representatives (collectively, the “Representatives”). The obligation of CUSA to issue and sell any of the Designated Securities, the obligation of the Guarantor to guarantee any of the Designated Securities and the obligation of any Underwriters to purchase any of the Designated Securities shall be evidenced by the Underwriting Agreement with respect to the Designated Securities specified therein. Each Underwriting Agreement shall incorporate by reference one or more final term sheets (each, a “Final Term Sheet”), which shall specify the final terms of the Designated Securities, including as applicable the aggregate principal amount of the Designated Securities, the public offering price of the Designated Securities, the purchase price to the Underwriters of the Designated Securities, the names of the Underwriters of the Designated Securities, the names of the Representatives, if any, of such Underwriters, the principal amount of the Designated Securities to be purchased by each Underwriter and the terms of any Delayed Delivery Contract (as hereinafter defined), the date, time and manner of delivery of the Designated Securities and payment therefor and, to the extent not set forth in the Registration Statement or a Preliminary Prospectus (each as hereinafter defined) with respect thereto, the general terms of the Designated Securities. An Underwriting Agreement shall be in writing (which may be in counterparts) and may be evidenced by an exchange of facsimile transmissions or any other transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under each Underwriting Agreement shall be several and not joint.

If CUSA and the Guarantor agree, the Underwriters may solicit offers to purchase the Designated Securities pursuant to delayed delivery contracts (“Delayed Delivery Contracts”) in a form agreed upon by CUSA and the Guarantor. The Underwriters shall be paid their specified commission for Delayed Delivery Contracts upon the full performance of the Delayed Delivery Contracts. If the Delayed Delivery Contracts are invalid or are not fully performed, then the Underwriters shall not be entitled to any compensation for their efforts in securing such Delayed Delivery Contracts.

If the Delayed Delivery Contracts are executed, valid and fully performed, the Designated Securities delivered pursuant to them shall be deducted from the Designated Securities to be purchased by the Underwriters and the aggregate principal amount of Designated Securities to be purchased by each Underwriter shall be reduced pro rata in proportion to the principal amount of Designated Securities set forth opposite each Underwriter’s name in the Underwriting Agreement, except to the extent that the Underwriters or the Representatives, as the case may be, determine that such reduction shall be otherwise than in such proportion and so advise CUSA and the Guarantor in writing; provided, however, that the total principal amount of securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in the appropriate schedule thereto, less the aggregate principal amount of Designated Securities to be delivered pursuant to the delayed delivery provisions.

Section 2. Representations and Covenants. CUSA and the Guarantor jointly and severally represent to, and covenant with, each Underwriter that:

(a) CUSA and the Guarantor meet the requirements for use of Form S-3 under the Act and a registration statement on Form S-3 (Registration No. 333-283053), including a prospectus (the “Base Prospectus”) relating to the Securities, has been filed with the Securities and Exchange Commission (the “Commission”) in accordance with applicable regulations of the Commission under the Securities Act of 1933, as amended (the “Act”), and has become effective under the Act. Such registration statement, as amended as of the Applicable Time specified in the Underwriting Agreement (the “Applicable Time”) and including any prospectus supplement relating to the Designated Securities filed with the Commission pursuant to Rule 424 under the Act and deemed to be part of such registration statement pursuant to Rule 430B under the Act, is hereinafter referred to as the “Registration Statement.” The Base Prospectus, as supplemented by a prospectus supplement to reflect the final terms of the Designated Securities and the offering thereof, as filed with the Commission pursuant to Rule 424 under the Act, is hereinafter referred to as the “Final Prospectus.” The Base Prospectus, as supplemented by any preliminary prospectus supplement to the Base Prospectus which describes the Designated Securities and the offering thereof and is used prior to the Applicable Time, as filed with the Commission pursuant to Rule 424 under the Act, is hereinafter referred to as a “Preliminary Prospectus.” The Base Prospectus, as supplemented and amended as of the Applicable Time, including without limitation by the Final Term Sheets and the Preliminary Prospectus (if any) used most recently prior to the Applicable Time, is hereinafter referred to as the “Pricing Disclosure Package.” Any reference herein to the Registration Statement, the Base Prospectus, a Preliminary Prospectus, the Pricing Disclosure Package or the Final Prospectus shall be deemed to refer to and include the documents which were filed by the Guarantor on or prior to the date thereof under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference therein, excluding any documents or portions of such documents which are deemed under the rules and regulations of the Commission under the Act not to be incorporated by reference therein; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, a Preliminary Prospectus, the Pricing Disclosure Package or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act deemed to be incorporated therein by reference after the date thereof. The term “Effective Date” means with respect to any part of the Registration Statement the date such part becomes effective under the Act.

(b) The Registration Statement conforms, each part of the Registration Statement relating to the Designated Securities (as of its Effective Date) conformed, the Final Prospectus (as of its date and the Closing Date) will conform, and any amendments thereof and supplements thereto relating to the Designated Securities (as of their respective dates) will conform, in all material respects, to the requirements of the Act and the rules and regulations of the Commission thereunder; each document filed pursuant to the Exchange Act and incorporated by reference in the Final Prospectus complied when so filed as to form with the Exchange Act and the rules and regulations thereunder; the Indenture conforms in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and the rules and regulations of the Commission thereunder; the Registration Statement does not, and each part of the Registration Statement relating to the Designated Securities (as of its Effective Date) did not, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Pricing Disclosure Package (as of the Applicable Time) did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Final Prospectus (as of its date and the Closing Date) will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that CUSA and the Guarantor make no representations as to (i) that part of the Registration Statement which shall constitute the Trustee’s Statement of Eligibility and Qualifications (Form T-1) under the Trust Indenture Act or (ii) any statements or omissions in any such document made in reliance upon and in conformity with information furnished to CUSA and the Guarantor by or on behalf of any Underwriter for use in connection with the preparation of such document.

(c) As of (i) the time the Registration Statement was filed; (ii) the time of the most recent amendment thereto for purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus); and (iii) the time the Guarantor or any person acting on its behalf (within the meaning, for purposes of this clause only, of Rule 163) made any offer of the Designated Securities in reliance on Rule 163, the Guarantor was a “well-known seasoned issuer,” as such term is defined in Rule 405.

(d) As of the earliest time after the filing of the Registration Statement at which CUSA or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of any Designated Securities, each of CUSA and the Guarantor was not an “ineligible issuer,” as such term is defined in Rule 405.

(e) Other than the Final Term Sheets, without the prior written consent of the Underwriters or the Representatives, as the case may be, it has not made and will not make any offer relating to the Designated Securities that (i) would constitute an “issuer free writing prospectus,” as such term is defined in Rule 433 under the Securities Act (an “Issuer Free Writing Prospectus”) or (ii) would otherwise constitute a “free writing prospectus” as such term is defined in Rule 405 under the Securities Act (a “Free Writing Prospectus”).

(f) Neither the Final Term Sheets nor any other Issuer Free Writing Prospectus includes any information that conflicts with any information contained in the Registration Statement (other than information that otherwise has been superseded or modified); provided, however, that the foregoing shall not apply to (i) any statements or omissions in any such document made in reliance upon and in conformity with information furnished to CUSA or the Guarantor by or on behalf of any Underwriter for use in connection with the preparation of such document or (ii) any free writing prospectus issued by an Underwriter in violation of Section 5(a).

(g) The selected financial data set forth under the caption “Summary Financial Information” in the Registration Statement, the Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable, and fairly present, on the basis stated therein, the information included therein.

Section 3. Delivery and Payment. Delivery of and payment for the Designated Securities (except for Designated Securities to be delivered under Delayed Delivery Contracts) shall be made at the place, on the date and at the time specified in the Underwriting Agreement (the “Closing Date”), which Closing Date may be postponed by agreement among the Underwriters or the Representatives, as the case may be, and CUSA. Delivery of the Designated Securities shall be made to the Underwriters or, if appropriate, the Representatives for the respective accounts of the Underwriters, in either case, against payment by the Underwriters directly or through the Representatives of the purchase price thereof to or upon the order of CUSA by either wire transfer of immediately available funds or by certified or official bank check or checks payable in New York Clearing House funds, unless otherwise agreed in the Underwriting Agreement. Unless issued in Global Form, certificates for the Designated Securities shall be registered in such names and in such denominations as the Underwriters or, if appropriate, the Representatives, may request in writing not less than three full business days in advance of the Closing Date. If issued as Global Securities, the Designated Securities shall be issued in the form and registered to the Depository or its order, all as provided in the Indenture.

If so requested by the Underwriters or the Representatives, as the case may be, CUSA agrees to have the Designated Securities available for inspection, checking and packaging in New York, New York, at least one business day prior to the Closing Date.

Section 4. Offering by Underwriters. It is understood that the Underwriters propose to offer the Designated Securities for sale to the public upon the terms and conditions set forth in the Pricing Disclosure Package.

Section 5. Agreements. CUSA, the Guarantor and the Underwriters agree that:

(a) CUSA and the Guarantor will cause the Final Term Sheets to be filed pursuant to Rule 433 under the Act. Each Underwriter, severally and not jointly, agrees that without the prior written consent of CUSA and the Guarantor it will not make any offer relating to the Designated Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as such term is defined in Rule 405) required to be filed by CUSA or the Guarantor with the Commission or retained by CUSA or the Guarantor under Rule 433, other than the Final Term Sheets.

(b) CUSA and the Guarantor will cause the Final Prospectus to be filed pursuant to Rule 424 under the Act and will promptly advise the Underwriters or the Representatives, as the case may be, when the Final Prospectus has been so filed, and prior to the termination of the offering of the Designated Securities will promptly advise such Underwriters or Representatives (i) when any amendment to the Registration Statement has become effective or any further supplement to the Final Prospectus has been filed, (ii) of any request by the Commission for any amendment of the Registration Statement or the Final Prospectus or for any additional information, (iii) of the issuance by the Commission of any notice objecting to the use of the Registration Statement; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose; and (v) of the receipt by CUSA or the Guarantor of any notification with respect to the suspension of the qualification of the Designated Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. CUSA and the Guarantor will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. CUSA and the Guarantor will not file any amendment to the Registration Statement or supplement to the prospectus relating to the Designated Securities unless it has furnished the Underwriters or the Representatives, as the case may be, a copy prior to filing and will not file any such proposed amendment or supplement to which such Underwriters or Representatives reasonably object.

(c) If, at any time prior to the filing of the Final Prospectus pursuant to Rule 424, any event occurs as a result of which the Pricing Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, CUSA and the Guarantor will promptly notify the Underwriters or the Representatives, as the case may be. If, at any time when a prospectus relating to the Designated Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172) or any other applicable securities law, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, CUSA and the Guarantor will promptly notify the Underwriters or the Representatives, as the case may be, and will promptly prepare and file with the Commission, subject to paragraph (b) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

(d) The Guarantor will make generally available to its security holders and to the Underwriters or the Representatives, as the case may be, as soon as reasonably practicable, an earnings statement (which need not be audited) of the Guarantor and its consolidated subsidiaries, covering a twelve-month period beginning after the date of the Underwriting Agreement, which will satisfy the provisions of Section 11(a) of the Act (including Rule 158 thereunder).

(e) CUSA and the Guarantor will furnish to the Underwriters or the Representatives, as the case may be, and counsel for such Underwriters or Representatives copies of the Registration Statement (including, if requested, the exhibits thereto and the documents incorporated by reference in the Final Prospectus) and each amendment or supplement thereto relating to the Designated Securities which is thereafter filed pursuant to paragraph (a), (b) or (c) of this Section 5 and to each Underwriter, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172) or any other applicable securities law, as many copies of the Base Prospectus, any Preliminary Prospectus, the Final Prospectus and any Issuer Free Writing Prospectus and any amendments thereof and supplements thereto, in each case relating to the Designated Securities, as such Underwriters may reasonably request.

(f) CUSA and the Guarantor will pay (i) all expenses incurred by them in the performance of their obligations under this Agreement (including without limitation any Commission filing fees due pursuant to Rule 456(b)), (ii) reasonable fees charged for rating the Designated Securities and for preparing a Blue Sky and Legal Investment Memorandum with respect to the sale of the Designated Securities and (iii) the expenses of printing or otherwise producing and delivering the Designated Securities, the documents specified in paragraph (e) of this Section 5 and any Blue Sky and Legal Investment Memorandum.

(g) CUSA and the Guarantor will use their best efforts to arrange and pay for the qualification of the Designated Securities for sale under the laws of such jurisdictions as the Underwriters or the Representatives, as the case may be, may designate and to maintain such qualifications in effect so long as required for the distribution of the Designated Securities; provided, however, that CUSA and the Guarantor shall not be required to qualify to do business in any jurisdiction where they are not now qualified or to take any action which would subject them to general or unlimited service of process in any jurisdiction where they are not now so subject.

(h) If the sale of the Designated Securities provided for in an Underwriting Agreement is not consummated by reason of any failure, refusal or inability on the part of CUSA or the Guarantor to perform any agreement on its part to be performed (except for any failure so to perform on the part of CUSA or the Guarantor engendered by a failure, refusal or inability on the part of the Underwriters or any Representatives to perform any agreement on their part to be performed) or the failure of any condition set forth in Section 6, CUSA and the Guarantor will reimburse the several Underwriters who are named in such Underwriting Agreement for all reasonable out-of-pocket disbursements incurred by the Underwriters in connection with their investigation, marketing and preparing to market the Designated Securities, and upon such reimbursement CUSA and the Guarantor shall have no further liability to the Underwriters except as provided in Section 7.

(i) During the period beginning on the date of this Agreement and terminating on the earlier of (i) the Closing Date or (ii) the date of the termination of trading restrictions, if any, with respect to the Designated Securities imposed by any Agreement Among Underwriters, CUSA and the Guarantor will not offer, sell, contract to sell or otherwise dispose of any debt securities of CUSA or the Guarantor substantially similar to the Designated Securities covered by this Agreement, without the prior written consent of such Underwriters or Representatives.

(j) If a letter delivered to the Underwriters or the Representatives pursuant to paragraph (e) of Section 6 of this Agreement has attached thereto a copy of unaudited interim financial statements for a period ending after the latest financial statements included in the Registration Statement, and if such financial statements have not been publicly disclosed, such Underwriters or Representatives shall keep such attachment in strict confidence and not furnish such attachment to any other Underwriter or to any other person; provided, however, that if an action of the kind referred to in paragraph (a) of Section 7 of this Agreement is commenced against any person who may be entitled to indemnification or contribution under such section, the Underwriters or Representatives may furnish a copy of such attachment to each of the other Underwriters.

Section 6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Designated Securities shall be subject to the accuracy of the representations on the part of CUSA and the Guarantor contained herein as of the date hereof and the Closing Date, to the performance by CUSA and the Guarantor of their obligations hereunder and to the following additional conditions:

(a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted and be pending or threatened as of the Closing Date and no notice objecting to the use of the Registration Statement shall have been issued by the Commission;

(b) Pillsbury Winthrop Shaw Pittman LLP, counsel for CUSA and the Guarantor, shall have furnished to the Underwriters or the Representatives, as the case may be, their opinion, dated the Closing Date, substantially in the form attached hereto as Exhibit A;

(c) Morgan Lewis & Bockius LLP, counsel for CUSA, shall have furnished to the Underwriters or the Representatives, as the case may be, their opinion, dated the Closing Date, substantially in the form attached hereto as Exhibit B;

(d) The Underwriters or the Representatives, as the case may be, shall have received from Cleary Gottlieb Steen & Hamilton LLP, counsel for the Underwriters, such opinion and letter, dated the Closing Date, with respect to such matters as such Underwriters or Representatives may reasonably require;

(e) CUSA shall have furnished to the Underwriters or the Representatives, as the case may be, a certificate, dated the Closing Date, of CUSA, signed by one or more officers of CUSA, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Pricing Disclosure Package, the Final Prospectus and this Agreement and that:

(1) The representations of CUSA in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and CUSA has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(2) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted and are pending or, to his or her knowledge, threatened as of such date and the Commission has not issued any notice objecting to the use of the Registration Statement; and

(3) Since the date of the most recent financial statements included in the Final Prospectus, there has been no material adverse change in the condition (financial or otherwise) of CUSA and its consolidated subsidiaries, taken as a whole, nor any material increase in the debt of CUSA and its consolidated subsidiaries, except as set forth in or contemplated by the Pricing Disclosure Package and the Final Prospectus or as described in the certificate.

(f) The Guarantor shall have furnished to the Underwriters or the Representatives, as the case may be, a certificate, dated the Closing Date, of the Guarantor, signed by one or more officers of the Guarantor, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Pricing Disclosure Package, the Final Prospectus and this Agreement and that:

(1) The representations of the Guarantor in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Guarantor has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(2) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted and are pending or, to his or her knowledge, threatened as of such date and the Commission has not issued any notice objecting to the use of the Registration Statement; and

(3) Since the date of the most recent financial statements included in the Final Prospectus, there has been no material adverse change in the condition (financial or otherwise) of the Guarantor and its consolidated subsidiaries, taken as a whole, nor any material increase in the debt of the Guarantor and its consolidated subsidiaries, except as set forth in or contemplated by the Pricing Disclosure Package and the Final Prospectus or as described in the certificate.

(g) The Underwriters or the Representatives, as the case may be, shall have received from PricewaterhouseCoopers LLP letters, dated (1) the date of the Underwriting Agreement and (2) the Closing Date, which letters shall be in form as may be agreed upon among such Underwriters or Representatives, the Guarantor, CUSA and PricewaterhouseCoopers LLP, and shall cover such matters as may be reasonably requested by such Underwriters or Representatives.

(h) Prior to the Closing Date, CUSA and the Guarantor shall have furnished to the Underwriters or the Representatives, as the case may be, such further information, certificates and documents as they may reasonably request.

(i) Subsequent to the date hereof, there shall not have occurred any change, or any development involving a prospective change, in or affecting the business or properties of CUSA, the Guarantor and their respective subsidiaries considered as a whole which the Underwriters or the Representatives, as the case may be, conclude, in their judgment, after consultation with CUSA and the Guarantor, materially impairs the investment quality of the Designated Securities so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Designated Securities as contemplated by the Final Prospectus.

Section 7. Indemnification and Contribution.

(a) CUSA and the Guarantor jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, in each case relating to the Designated Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them, as so incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that CUSA and the Guarantor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to CUSA or the Guarantor by or on behalf of any Underwriter through the Underwriters or the Representatives, as the case may be, for use in connection with the preparation thereof or (ii) any free writing prospectus issued by an underwriter in violation of Section 5(a). This indemnity section will be in addition to any liability which CUSA and the Guarantor may otherwise have.

(b) Each Underwriter severally agrees to indemnify and hold harmless CUSA and the Guarantor, each of their respective directors, each of their respective officers who signs the Registration Statement, and each person who controls CUSA or the Guarantor within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from CUSA and the Guarantor to each Underwriter, but only with reference to (i) information furnished in writing to CUSA or the Guarantor by or on behalf of such Underwriter directly or through the Underwriters or the Representatives, as the case may be, for use in the preparation of the documents referred to in the foregoing indemnity and (ii) any free writing prospectus issued by an Underwriter in violation of Section 5(a). This indemnity section will be in addition to any liability which any Underwriter may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided that if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel, to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the representatives representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

(d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable from CUSA and the Guarantor or the Underwriters on grounds of policy or otherwise, CUSA, the Guarantor and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which CUSA or the Guarantor or one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Final Prospectus bears to the public offering price appearing thereon and CUSA and the Guarantor are responsible for the balance; provided that (y) in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Designated Securities) be responsible for any amount in excess of the underwriting discount applicable to the Designated Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each person who controls CUSA or the Guarantor within the meaning of either the Act or the Exchange Act, each officer of CUSA or the Guarantor who shall have signed the Registration Statement and each director of CUSA or the Guarantor shall have the same rights to contribution as CUSA or the Guarantor, as applicable, subject in each case to clause (y) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify in writing such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

Section 8. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriters or the Representatives, as the case may be, by written notice given to CUSA and the Guarantor prior to delivery of and payment for the Designated Securities, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iii) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of such Underwriters or Representatives, impracticable to market the Designated Securities.

Section 9. Representations and Indemnities to Survive. The respective agreements, representations, indemnities and other statements of CUSA and the Guarantor, or their respective officers and of the Underwriters and/or any Representatives set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, CUSA, the Guarantor or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 5(f) and 7 hereof shall survive the termination or cancellation of this Agreement.

Section 10. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any Designated Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Designated Securities set forth opposite their names in the appropriate schedule of the Underwriting Agreement bears to the aggregate amount of Designated Securities set forth opposite the names of all the remaining Underwriters) the Designated Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Designated Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the amount of Designated Securities set forth in the appropriate schedule of the Underwriting Agreement, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Designated Securities, and if such nondefaulting Underwriters do not purchase all the Designated Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, CUSA or the Guarantor. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding seven days, as the Underwriters or the Representatives, as the case may be, shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to CUSA and the Guarantor and any nondefaulting Underwriter for damages occasioned by its default hereunder.

Section 11. No Fiduciary Duty. CUSA and the Guarantor acknowledge and agree that each Underwriter is acting solely in the capacity of an arm’s length contractual counterparty to CUSA and the Guarantor with respect to the offering of the Designated Securities (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, CUSA, the Guarantor, or any other person. Additionally, neither the Representatives nor any other

Underwriter is advising CUSA or the Guarantor or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. CUSA and the Guarantor shall consult with their own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to CUSA or the Guarantor with respect thereto. Any review by the Representatives or any Underwriter of CUSA or the Guarantor, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representatives or such Underwriter, as the case may be, and shall not be on behalf of CUSA, the Guarantor, or any other person.

Section 12. Recognition of U.S. Special Resolution Regimes. In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of the applicable Underwriting Agreement, and any interest and obligation in or under the applicable Underwriting Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the applicable Underwriting Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the applicable Underwriting Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the applicable Underwriting Agreement were governed by the laws of the United States or a state of the United States.

As used in herein:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Section 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

Section 14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

EXHIBIT A

[FORM OF PILLSBURY WINTHROP SHAW PITTMAN LLP OPINION]

EXHIBIT B

[FORM OF MORGAN LEWIS & BOCKIUS LLP OPINION]